QUARTERLY FINANCIAL DATA (UNAUDITED)	12 Months Ended
Apr. 01, 2012
QUARTERLY FINANCIAL DATA (UNAUDITED)
21.	QUARTERLY FINANCIAL DATA (UNAUDITED)

Fiscal quarter ended (in thousands except for per share information)

	April 1, 2012				March 27, 2011
	Fourth	Third	Second	First	Fourth	Third	Second	First
	(13 weeks)	(12 weeks)	(12 weeks)	(16 weeks)	(12 weeks)	(12 weeks)	(12 weeks)	(16 weeks)
Revenues	$92,289	$77,003	$76,241	$106,544	$81,786	$72,895	$72,190	$100,769
(Loss) income from operations	(338)	1,598	908	2,364	2,198	1,312	(4,008)	2,531
Net income (loss)	81	1,039	928	1,949	549	2,179	(3,002)	1,609
Basic earnings (loss) per share	$-	$0.06	$0.05	$0.10	$0.02	$0.12	$(0.21)	$0.08
Diluted earnings (loss) per share	$-	$0.06	$0.05	$0.10	$0.02	$0.12	$(0.21)	$0.08

The loss from operations and net income recognized in the fourth quarter of fiscal year 2012 includes the non-cash impairment charges of $2.6 million ($2.4 million after tax) further discussed in Note 12, Impairment Charges.